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                                                                    EXHIBIT 10.5

                              CONTRACT OF GUARANTY


BANK OF NORTH GEORGIA
Atlanta, Georgia                                              September 30, 2002

         For and in consideration of the sum of $1.00 in hand paid by Bank (as that term is hereinafter defined) to SUNLINK HEALTH SYSTEMS, INC., a corporation of the State of Ohio (the "UNDERSIGNED"), the sufficiency and receipt of which are hereby acknowledged by Undersigned, and in consideration of any loan or other financial accommodation heretofore, contemporaneously, or hereafter at any time made or granted to SUNLINK HEALTHCARE CORP., SOUTHERN HEALTH CORPORATION, and SOUTHERN HEALTH CORPORATION OF JASPER, INC., jointly or severally, (herein collectively called "BORROWER") by BANK OF NORTH GEORGIA, a state chartered bank, (herein, together with its successors and assigns, called "BANK"), and for other good and valuable consideration, Undersigned agrees that:

         Undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of: (a) the indebtedness evidenced by that certain Note of even date, in the principal amount of Six Million Dollars ($6,000,000), plus the interest specified therein, executed by Borrower, payable to the order of Bank (herein called the "NOTE"); (b) any and all extensions, renewals, or modifications of said Note, and all out-of-pocket expenses including without limitation reasonable attorneys' fees and expenses, incurred in the collection thereof, the enforcement of rights under any security therefor and the enforcement hereof, in any such case, after and during the continuance of any default in payment thereof; (c) any indebtedness resulting from advances made on Borrower's behalf by Bank under the Loan Documents to protect or preserve the priority and security of its lien; and (d) all other charges and expenses, including, without limitation, late charges and the payment of all costs, expenses, charges and other expenditures required to be made by Borrower, or which Borrower agrees to make, under the terms and provisions of any Loan Documents (as that term is hereinafter defined). All such items (a), (b), (c) and (d) are herein called the "LIABILITIES".

         Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all terms, conditions, covenants, agreements and undertakings of Borrower (herein collectively called the "OBLIGATIONS") under the Note, under all deeds to secure debt and security agreements securing payment of the Liabilities (collectively called the "SECURITY Deed"), and under all other agreements, documents and instruments executed by Borrower or any one of them in favor of Bank in connection with the Liabilities (the Note, Security Deed and all such other agreements, documents and instruments evidencing or securing the Liabilities or Obligations being herein collectively called the "LOAN DOCUMENTS").

         In the event (a) Borrower fails to perform the Obligations or pay the Liabilities or (b) Borrower pays the Liabilities and, thereafter, Bank is required to refund all or any part of such payment(s) to Borrower or any other party of entity, Undersigned shall, upon the written demand

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of Bank, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of Bank all Obligations.

         Undersigned expressly represents and acknowledges that the making of the loan evidenced by the Note and other financial accommodations by Bank to Borrower are and will be of direct interest, benefit and advantage to Undersigned.

         The undertakings of Undersigned hereunder are independent of the Liabilities and Obligations of Borrower, and a separate action or actions for payment, damages or performance may be brought and prosecuted against Undersigned whether or not an action is brought against Borrower or the security for the Obligations, and whether or not Borrower be joined in any such action or actions, and whether or not notice be given or demand be made upon Borrower.

         Any amount received by Bank from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as Bank may from time to time elect. If a claim is ever made upon Bank for repayment or recovery of any amount or amounts received by Bank in payment of any of the Liabilities or Obligations and Bank repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Bank of any of its property, or (b) any settlement or compromise of any such claim effected by Bank with any such claimant (including Borrower), then in such event Undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Undersigned, notwithstanding any revocation hereof or the cancellation of the Note or any other instrument evidencing any of the Liabilities or Obligations, and Undersigned shall be and remain obligated to Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank. If Bank shall settle or compromise any such claim in excess of $250,000.00 without approval of the undersigned, which approval shall not be unreasonably withheld or delayed, the Undersigned shall be released from liability hereunder in respect of the amount of any such settlement or compromise.

         Bank may, from time to time, without notice to Undersigned, and without affecting, diminishing or releasing the liability of Undersigned, (a) retain or obtain and perfect by possession a security interest in any property to secure any of the Liabilities or any Obligations hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Undersigned, with respect to any of the Liabilities or Obligations, (c) extend or renew for any period (whether or not longer than the original period and on more than one occasion), alter or exchange any of the Liabilities or Obligations or decrease the indebtedness of Borrower, (d) release or compromise any undertaking of Undersigned hereunder or any undertaking of any other party or parties primarily or secondarily liable on any of the Liabilities or Obligations, (e) release its security interest, if any, in all or any property securing any of the Liabilities or any Obligations hereunder and permit any substitution or exchange for any such property (but shall not be obligated to obtain any substitution or exchange), (f) resort to Undersigned for payment of any of the Liabilities, or any portion thereof, and the performance of the Obligations or any of them, whether or not Bank shall have resorted to any property securing any of the undertakings hereunder or shall have proceeded against Undersigned or any other party primarily or secondarily liable on any of the Liabilities or Obligations, and (g) alter, extend, change, modify,


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release or cancel any covenant, agreement or provision contained in any or all of the Loan Documents.

         Undersigned hereby expressly waives: (a) notice of the acceptance of this Guaranty, (b) notice of the existence or creation of any of the Loan Documents or all or any of the Liabilities or Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notice whatever, (d) all diligence on the part of Bank in collection or protection of, or realization upon, any security for any of the Liabilities or Obligations or in enforcing any remedy available to it under any of the Loan Documents, and (e) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated.

         Bank may, without notice of any kind, sell, assign or transfer all or any of the Liabilities and Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities and Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits. No such sale, assignment or transfer shall be made to any other hospital, company or entity providing healthcare services to the public. Bank shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of Bank, as to so much of the Liabilities and Obligations as it has not sold, assigned or transferred. Bank shall have the right to deliver, under and subject to the confidentiality provisions hereof and of the Loan Documents, to any prospective assignee or transferee of the Liabilities and obligations all information and material in Bank's files concerning Undersigned, including financial statements of the Undersigned.

         Undersigned and Bank agree certain loan related data (including, without limitation, confidential information, documents, applications and reports) may be transmitted electronically, including over the Internet. This data may be transmitted to, received from or circulated among Borrower, Undersigned and Bank and among officers, employees, agents and representatives of Borrower, Undersigned and permitted (pursuant to the preceding paragraph) assignees or transferees of the Bank or Borrower. Both Undersigned and Bank acknowledge and agree that (a) there are risks associated with the use of electronic transmission and that neither Bank nor Undersigned controls the method of transmittal or service providers, (b) neither Bank nor Undersigned has any obligation or responsibility whatsoever and assumes no duty or obligation to the other for the security, receipt or third party interception of such transmissions and (c) each of Undersigned and Bank will release the other from any claim, damage or loss, including those arising in whole or part from either party's strict liability or sole, comparative or contributory negligence, which are related to the electronic transmittal of data, subject, however, in all cases to the parties' obligations, if any, under mandatory provisions of applicable law, including, without limitation, the Health Insurance Portability and Accountability Act of 1996.

         No delay or failure on the part of Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy herein shall preclude other or further exercise thereof or the exercise of any other right or remedy whether contained herein or in the Note, or any of the other Loan Documents. No action of Bank permitted hereunder shall in any way impair or affect this Guaranty. No right or power of


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Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any of the Loan Documents or of the Liabilities or Obligations shall impair or affect the undertakings of Undersigned hereunder. Undersigned agrees that it shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Borrower or to any collateral for the Liabilities and Obligations except as provided in the immediately following sentence and then only until payment in full to Bank of the Liabilities and Obligations. Upon and to the extent of payment hereunder by Guarantor of any of the Liabilities or performance by Guarantor of any of the Obligations, Guarantor shall be subrogated, on a basis subject to and subordinate to the rights of Bank until Bank shall be paid in full all amounts owing to it under the Loan Documents, to all rights of Bank under the Loan Documents, including without limitation, in and to all collateral held by Bank for payment or performance of the Liabilities and Obligations.

         It is fully understood that until (a) all of the Obligations then due are performed and (b) all of the Liabilities are paid, and not subject to refund or disgorgement, Undersigned's undertakings hereunder shall not be released or altered, in whole or in part, by any action, occurrence or thing which might, but for this provision of this Guaranty, be deemed a permanent or temporary, legal or equitable discharge or stay with respect to a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Bank or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Bank, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, Undersigned, or by reason of any further dealings among Borrower, Bank and any other guarantor, surety or other party, and Undersigned hereby expressly waives and surrenders any defense to the performance of the undertakings of Undersigned hereunder based upon any of the foregoing acts, omissions, occurrences, things, agreements or waivers or any of them; it being the purpose and intent of the parties hereto that the covenants, agreements and all undertakings hereunder are absolute, unconditional and irrevocable under any and all circumstances.

         If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Undersigned, such indebtedness and interest thereon and all liens, security interests and rights now or hereafter existing with respect to the property of Borrower securing the same shall (exclusive of charges for services rendered), at all times, be subordinate in all respects to the Liabilities, Obligations and to all liens, security interests and rights now or hereafter existing to secure the Obligations and Liabilities. Prior to the occurrence of a default or event of default under the Note or the occurrence of an event permitting the Bank to declare the total unpaid balance of the Note to be due and payable, the Undersigned is entitled to enforce or receive payment, directly or indirectly, of any and all such indebtedness of Borrower to Undersigned.

         The Undersigned covenants and agrees unto Bank to deliver annual audited consolidated financial statements of the Undersigned and its subsidiaries, including Borrower, within ninety (90) days after the end of each fiscal year of Undersigned. Undersigned represents and warrants unto Bank that, to Undersigned's best knowledge and belief, no event or fact has occurred which would result in a material adverse change in its consolidated financial condition as reflected in the last financial statements delivered to Bank.


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         This is a continuing guaranty and shall remain in full force and effect as to Undersigned.

         Any notice, demand, request or other communication required or permitted hereunder shall be in writing, and shall be deemed to have been duly given or made if either delivered personally to the addressee or mailed by certified or registered mail addressed to the last known address of the addressee.

         This Guaranty shall inure to the benefit of Bank, its successors and assigns, and shall bind Undersigned and the heirs, legal representatives, successors and assigns of Undersigned.

         This Guaranty does not supersede any other guaranty, or any other agreement, executed and delivered by Undersigned in favor of Bank.

         The books and records of Bank showing the account between it and Borrower shall be admissible in any action or proceeding, shall be binding upon Undersigned for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof.

         As additional consideration to Bank, Undersigned hereby agrees to provide the opportunity to Bank to bid on the merchant card servicing business of all of the current and future hospitals in which Undersigned has a legal or beneficial interest.

         This Guaranty shall be construed in accordance with the laws of the State of Georgia, and such laws shall govern the interpretation, construction and enforcement hereof. Undersigned hereby irrevocably submits generally and unconditionally for Undersigned and in respect of Undersigned's property to the nonexclusive jurisdiction and venue of the Superior Court of Fulton County, Georgia and the United States District Court for the Northern District of Georgia, over any suit, action or proceeding arising out of or relating to this Guaranty, or the Obligations of the Liabilities. Undersigned hereby irrevocably waives, to the fullest extent permitted by law, any objection that Undersigned may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Undersigned hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding may be made by certified or registered mail, return receipt requested, directed to Undersigned at 900 Circle 75 Parkway, Suite 1300, Atlanta, Georgia 30339, unless written notice of a subsequent address is received by Bank from Undersigned. Nothing herein shall affect the right of Bank to serve process in any manner permitted by law or limit the right of Bank to bring proceedings against Undersigned in any other court or jurisdiction.

         Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. With respect to any interest demanded from Undersigned based upon the Loan Documents, such interest shall be limited to the lesser of the rate specified in the Loan Documents or the highest applicable rate deemed proper by law.


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         Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Guaranty or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Endispute, Inc., doing business as J.A.M.S./Endispute ("J.A.M.S."), as amended from time to time, and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Guaranty may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

         The arbitration shall be conducted in the City of Atlanta, Georgia and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

         Nothing in this Guaranty shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Guaranty; or (ii) be a waiver by Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of Bank (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Guaranty. At Bank's option, foreclosure under a deed to secure debt or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed to secure debt or mortgage, or by judicial sale under the deed to secure debt or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.


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         IN WITNESS WHEREOF, Undersigned has caused this Contract of Guaranty to be executed by its duly authorized officer and its seal affixed hereto as of the day and year first above written, this 30th day of September, 2002.



                                       SUNLINK HEALTH SYSTEMS, INC.



                                       By: /s/ Robert M. Thornton, Jr.
                                          --------------------------------------
                                       Printed Name: Robert M. Thornton, Jr.
                                       Title: CEO



                                       Attest:
                                              ----------------------------------
                                       Printed Name:
                                       Title:

                                                    [CORPORATE SEAL]


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